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                        SECURITIES & EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 1, 1994
                                                  ----------------

                              MERCK & CO., Inc.
            (Exact name of registrant as specified in its charter)

                                   NEW JERSEY
                 (State or other jurisdiction of incorporation)

                 1-3305                           22-1109110
        (Commission File Number)       (IRS Employer Identification No.)

  One Merck Drive, PO Box 100, Whitehouse Station, NJ       08889-0100
        (Address of Principal Executive Offices)            (Zip Code)

                                (908)423-1000
             (Registrant's telephone number, including area code)

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Item 5.  Other Events

         Incorporated by reference are the following press releases issued by the Registrant, attached as Exhibits 99(a) and 99(b), providing information which the Registrant deems of importance to security holders:

                 (a) Press release issued November 1, 1994 concerning the Registrant's announcement that Astra AB has paid the Registrant $820 million for a share in a joint venture. The venture will be carried on in a company called Astra Merck, Inc., in which the Registrant and Astra each have a 50 percent interest.

                 (b) Press release issued November 3, 1994 concerning the Registrant's announcement of the signing of a definitive agreement for the sale of its Calgon Vestal Laboratories business to ConvaTec, a division of Bristol-Myers Squibb.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibit

         Exhibit 99(a) - Press release issued November 1, 1994.

         Exhibit 99(b) - Press release issued November 3, 1994.

                                     SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MERCK & CO., Inc.



                                                By: /s/ NANCY V. VAN ALLEN
                                                    -----------------------
                                                        Nancy V. Van Allen
                                                        Assistant Secretary
November 7, 1994
0209S
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                                 EXHIBIT INDEX


Exhibit
Number                                 Description
- -------                                -----------
99(a)                     Press release issued November 1, 1994.

99(b)                     Press release issued November 3, 1994.